                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Salomon Brothers Inflation Management Fund Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 Maryland                           35-2228696
    ----------------------------------  ----------------------------------
                (State of                        (I.R.S. Employer
      incorporation or organization)           Identification No.)

             125 Broad  Street,
             New York, New York                       10004
    ----------------------------------  ----------------------------------
     (Address of principal executive                (Zip Code)
                 offices)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [x]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
   333-113720   (if applicable)
---------------
Securities to be registered pursuant to Section 12(b) of the Act:

                                             Name of each exchange on which
    Title of each class to be so registered  each class is to be registered
    ---------------------------------------  -----------------------------
        Common Stock, par value $0.001       New York Stock Exchange, Inc.

Securities to be registered pursuant to Section 12(g) of the Act: None


                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to Be Registered.

   Information concerning the Common Stock is contained in the prospectus included in the Registrant's Registration Statement on Form N-2 (Registration Nos. 333-113720 and 811-21533) filed on March 18, 2004 by the Registrant pursuant to the Investment Company Act of 1940, as amended and the Securities Act of 1933, as amended (Accession No. 0001193125-04-044882) as amended by pre-effective amendment no. 1 filed on April 23, 2004 (Accession No. 0001193125-04-068220), under the caption "Description of Shares." That description is incorporated herein by reference.

Item 2. Exhibits.

   Pursuant to the Instructions as to Exhibits, no exhibits are filed herewith or incorporated herein by reference.

                                   SIGNATURE

   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                              SALOMON BROTHERS INFLATION
                                              MANAGEMENT FUND INC.


                                              By       /s/ R. Jay Gerken
                                                 ------------------------------
                                                           R. Jay Gerken
                                                              Chairman

   Date: April 26, 2004

                                      2